UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

SharpSpring, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

5001 Celebration Pointe Avenue , Suite 410, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Lease Addendum

On June 20, 2019, SharpSpring, Inc. (“SharpSpring”) entered into a lease addendum (the “Lease Addendum”) to its lease agreement (the “Original Lease”) with Celebration Pointe Office Partners II, LLC, a Florida limited liability company (the “Landlord”) dated April 18, 2018, relating to the Company’s principal executive offices located at 5001 Celebration Pointe Avenue, Gainesville, Florida (the “Premises”).

The Lease Addendum provides SharpSpring with approximately 18,000 square feet of additional office space located at the Premises for ongoing growth of the Company’s principal executive offices. The Lease Addendum provides for a pre-existing, finished area (the “Built Space”) of approximately 2,900 square feet, and an unfinished, to be constructed area of approximately 15,100 square feet (the “To Be Built Space”). SharpSpring is under no obligation to take possession of the To Be Built Space less than ten (10) months after Landlord delivers and SharpSpring takes possession of the Built Space.

Base rent for the Built Space and To Be Built Space is the same as the base rent under the Original Lease on a square foot basis. Base rent for the first year of the Built Space, based on an estimated occupancy date of September 2019, is approximately $51,000. Base rent for the first year of the To Be Built Space, based on an estimated occupancy date of July 2020 is approximately $330,000. The Landlord has agreed to deliver the To Be Built Space turnkey per SharpSpring’s construction guidelines and specifications with a construction allowance of up to $88.33/usable square foot. Any build-out costs above $88.33/usable square foot will be paid by SharpSpring.

The foregoing description of the Lease Addendum and the Original Lease do not purport to be complete and each are qualified in their entirety by reference to the full text of the Lease Addendum and Original Lease, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Office Lease Agreement Addendum with Celebration Pointe Office Partners II, LLC dated June 20, 2019.
10.2	Office Lease Agreement with Celebration Pointe Office Partners II, LLC dated April 18, 2018 (Incorporated by reference to the Company’s Form 8-K filed on April 19, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

Dated: June 24, 2019	By:	/s/ Bradley M. Stanczak
Bradley M. Stanczak,
Chief Financial Officer